Trade and Other Receivables	12 Months Ended
Dec. 31, 2021
Disclosure of trade and other receivables [text block] [Abstract]
TRADE AND OTHER RECEIVABLES
6.	TRADE AND OTHER RECEIVABLES

	31-Dec-21	31-Dec-20
Trade receivables	$1,791,046	$3,501,223
Allowance for doubtful accounts	(1,090,066)	(1,530,667)
Taxes receivable	843,447	766,540
Total	$1,544,427	$2,737,096

Provisions on Trade Receivables
In accordance with policy to use the expected credit loss model, we utilize the expedited method where trade receivables are provided for based on their aging, as well as providing for specified balances deemed non-collectible. In the year ended December 31, 2021, we concluded that a bad debt provision of $1,090,066 (2020-$1,530,667) was to be recognized.

Factoring Arrangements and Liens
Siyata Mobile Israel (“SMI”) has a factoring agreement on its trade receivables, whereby invoices are fully assigned to a funding entity in return for 80%-85% of the total sale to be paid to SMI by the funding entity in advance. The remaining 15-20% is paid to SMI when the funding entity receives payment from the customer.

SMI incurs a financing charge of 3.1% on advances received and is subject to certain covenants.

The 80-85% received upfront remains a liability from SMI to the funding entity until final settlement, however, all such balances are fully insured in case of non-payment. As SMI has both the legally enforceable right and the intention to settle the receivable and liability on a net basis in accordance with IAS 32, Financial Instruments, trade receivables are presented net of the liability for amounts advanced. As at December 31, 2021, the total amount expended by the funding entity was $27,000 (December 31, 2020 - $65,000).

Siyata Mobile Inc. has provided the North American receivables as collateral for the outstanding convertible debenture as outlined Note 14(e). The carrying amount of the North American trade and other receivables is $569,068 on December 31, 2021.